COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated May 1, 2020,
to the Prospectus dated May 1, 2020

Important change to the CREF Equity Index Account

The Board of Trustees of CREF has approved a change to the CREF Equity Index Account’s (the “Account”) diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Account will continue to track its benchmark index even if the Account becomes non-diversified under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company.

Participant approval will not be sought if the Account crosses from diversified to non-diversified status under such circumstances.

The following language has been added for the Account to the end of the sub-section entitled “Principal Investment Strategies” in the sub-section entitled “Equity Index Account” in the section entitled “Index Account” in the Prospectus:

The Account is classified as a diversified investment company, as defined under the 1940 Act. However, the Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000® Index, which the Account seeks to track.

The “non-diversification risk” has been added to the list after “small-cap risk” in the sub-section entitled “Principal Investment Risks” in the sub-section entitled “Equity Index Account” in the section entitled “Index Account” in the Prospectus.

The following sentence has been added for the Account to the end of “Market Risk” within the sub-section entitled “Principal risks of investing in the equity Accounts” in the section entitled “Principal risks of investing in the Accounts” in the Prospectus:

From time to time, an Account may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Account more vulnerable to adverse developments affecting such sectors or industries.

The following risk has been added after “Index Risk” in the sub-section entitled “Principal risks of investing in the equity Accounts” in the section entitled “Principal risks of investing in the Accounts” in the Prospectus:

•	Non-Diversification Risk—While the Equity Index Account is considered to be a diversified investment company under the 1940 Act, this Account may become non-diversified under the 1940 Act without Account participant approval when necessary to continue to track its benchmark index. Non-diversified status means that this Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated May 1, 2020,
to the Statement of Additional Information (“SAI”)
dated May 1, 2020

Important Change to the CREF Equity Index Account

The Board of Trustees of CREF has approved a change to the CREF Equity Index Account’s (the “Account”) diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the revised policy, the Account will continue to track its benchmark index even if the Account becomes non-diversified under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Non-diversified status means that the Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company.

Participant approval will not be sought if the Account crosses from diversified to non-diversified status under such circumstances.

The following language has been added in the SAI as a new third paragraph under the section entitled “Investment restrictions”:

Each of the Accounts is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restrictions #5 and #6 below. However, the Equity Index Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Therefore, this Account has a different diversification-related policy than the other Accounts as noted in Restrictions #5 and #6 below.

The following language is now included in the SAI as Restrictions #5 and #6 under the section entitled “Investment restrictions”:

5.	The Equity Index Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index.

With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities;

6.	The Equity Index Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except as may be necessary to approximate the composition of its benchmark index.

With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;